Putnam
U.S.
Government
Income Trust

SEMIANNUAL REPORT

March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "[Fund Manager Michael] Martino doesn't make big bets or take big risks with this fund. By following a plain-vanilla strategy, he is building a record of competitive returns and modest volatility."

                         -- Morningstar Mutual Funds, March 28, 1997

* Lipper Analytical Services ranked Putnam U.S. Government Income
  Trust's class A shares 16th out of 51 Ginnie Mae funds for 1-year performance through March 31, 1997, placing them among the top 31% of competing funds.*


   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

15 Financial statements

*Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A shares were ranked 24 out of 29 and 15 out of 21 GNMA funds for 5- and 10-year performance, respectively, through 3/31/97. The fund's class B and class M shares were ranked 36 and 22, respectively, out of 51 GNMA funds for 1-year performance through 3/31/97. Class B and class M shares were not ranked over longer applicable periods. Past performance is not indicative of future results. GNMA and Ginnie Mae stand for the Government National Mortgage Association.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Anxiety over the effect of continued economic strength and the uncertain course of interest rates defined the prevailing market environment during the first half of Putnam U.S. Government Income Trust's current fiscal year. The Federal Reserve Board's first increase in short-term interest rates in more than two years provided a fitting climax to the period that ended on March 31, 1997.

Like many of his counterparts, Fund Manager Michael Martino responded by taking defensive measures, such as shortening the fund's average duration and moving the portfolio's maturity structure toward a "barbell" configuration. He also increased the weighting of mortgage-backed securities, partly as another defensive move and also in response to their superior performance relative to Treasury bonds.

Mike explains his strategies in detail and discusses prospects for the fiscal year's second half in the following report.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 21, 1997



Report from the Fund Manager
Michael Martino

Despite changing interest-rate conditions, Putnam U.S. Government Income Trust's results generally kept pace with the market during the first half of its current fiscal year, the six months ended March 31, 1997. Your fund's class A shares returned 3.03% at net asset value over the period, while the Lehman Brothers Mortgage-Backed Securities Index -- the fund's principal market benchmark -- measured a return of 3.01%. The total return of class A shares at public offering price was - 1.87%. (Please refer to the tables on pages 8 and 9 for complete performance information, including results for other share classes.)

* POSITIONING WAS DEFENSIVE IN LIGHT OF ECONOMIC STRENGTH AND MARKET GYRATIONS

U.S. economic data were broadly and consistently strong throughout much of the period. As anticipated, revised fourth-quarter 1996 gross domestic product growth came in at a healthy 3.8% annual rate. Lower-than-expected unemployment figures and strong personal income gains helped keep consumer confidence at a 27-year high. Retail sales rebounded in January after a disappointing holiday season. New-home sales remained strong, setting an 11-year record in January. Industrial indicators suggested a vigorous manufacturing sector benefiting from increased orders and tight inventories.

After seeing bond prices rise during the period's first three months, the focus in the U.S. Treasury market shifted to concern that continuing robust economic growth would prompt an interest-rate increase by the Federal Reserve Board. The Fed finally acted as the period came to a close, raising the target for short-term bank lending rates by a quarter point to 5.50%, its first increase in more than two years. Bond prices fell and yields, which move in the opposite direction, rose in response to this shift to a more restrictive monetary policy.

Against this changing market backdrop, we maintained a defensive strategy by shortening the portfolio's duration, keeping it as much as 10% lower than that of competing Ginnie Mae funds.* Duration is the principal indicator of interest-rate sensitivity for a given portfolio of bonds. It is measured in years. The longer the duration, the more sensitive a portfolio is to a given change in rates. When interest rates rise, a relatively long duration causes the portfolio's value to decline more rapidly with each succeeding rate increase. By keeping duration somewhat shorter than our peer group's average, therefore, we were able to gain a modest performance advantage when interest rates began to climb. As is frequently the case, active management of the portfolio's duration was a key determinant of your fund's performance over the period.

[GRAPHIC OMITTED: vertical bar chart AVERAGE EFFECTIVE MATURITY AND DURATION]

1st line of 3 represents effective maturity at 3/31/96
2nd line of 3 represents effective maturity at 9/30/96
3rd line of 3 represents effective maturity at 3/31/97

Average effective maturity  --  6.1 years
                            --  9.3 years
                            --  8.7 years

1st line of 3 represents Duration at 3/31/96
2nd line of 3 represents Duration at 9/30/96
3rd line of 3 represents Duration at 3/31/97

Duration                    --  3.8 years
                            --  5.1 years
                            --  4.6 years

Footnote reads:
This chart depicts the fund's average effective maturity and duration at 6-month intervals over the 12 months ended 3/31/97. Average effective maturity and duration, stated in years, are derived from calculations that incorporate assumptions about prepayment rates and cash flows of mortgage-backed securities. Measures of effective maturity, duration, and the assumptions on which they are based will vary over time.

*Government National Mortgage Association. Lipper Analytical Services categorizes the fund as a Ginnie Mae fund.

* FUND BENEFITS FROM INCREASED ALLOCATION AS GINNIE MAES OUTPERFORM TREASURIES

While your fund normally keeps the bulk of its portfolio in Ginnie Mae mortgage-backed securities, we will sometimes adjust the weighting based on our assessment of relative value and the risk/reward tradeoff versus Treasuries. We began the period with approximately 75% of the portfolio allocated to Ginnie Maes. However, in response to the volatility in the Treasury market over the final three months of the period, we increased the fund's Ginnie Mae holdings to just over 81% of the portfolio's net assets by the end of March.

Given their higher income streams and the fact that rising interest rates allayed prepayment fears, Ginnie Maes outperformed Treasuries of comparable maturities over the period. In fact, mortgage-backed securities as a group were the best-performing investment-grade bond sector during the January-to-March 1997 period.*

* EMPHASIS ON MORTGAGE-BACKED SECURITIES COMBINED WITH SHORT- AND LONG-TERM TREASURIES

We continue to anticipate a modest acceleration in U.S. economic growth coupled with low inflation over the balance of calendar 1997. Concern about rising wage-inflation pressure may cause the Fed to boost rates further by year's end.

In light of this outlook, we believe short- and intermediate-term bond yields may rise more than long-term yields in the months ahead. Consequently, we are structuring the fund's Treasury holdings in something of a barbell configuration, concentrating holdings near the extreme short-term and long-term ends of the interest-rate spectrum and avoiding intermediate maturities for now. Intermediate-term bonds tend to underperform when the Fed is raising rates. We also currently plan to expand the fund's commitment to Ginnie Maes, increasing the allocation to perhaps as much as 90% of the portfolio.

*Source: Putnam Research. Mortgage-backed securities are subject to prepayment risk, which is the risk that an investor's principal will be returned in full at some point prior to the security's stated maturity date. Such prepayment may cause an investor's actual rate of return to differ from the expected rate of return. Prepayment risk is greatest when interest rates are falling, since mortgage holders rush to refinance, forcing retirement of the bonds that back their existing mortgages.



[GRAPHIC OMITTED: pie chart PORTFOLIO ALLOCATIONS (3/31/97)]

PORTFOLIO ALLOCATIONS (3/31/97)*

U.S. Treasury securities  -- 17.9%

Cash and short-term
investments               --  0.5%

Mortgage-backed
securities                -- 81.6%

Footnote reads:
*Based on total market value of assets. The allocation to mortgage-backed securities is concentrated primarily in Ginnie Maes. Allocations will vary over time.

Although we cannot provide assurances, we believe this type of portfolio composition -- overweighting mortgage securities and barbelling Treasuries -- may give the fund the potential to benefit in two ways. First, if the Fed continues to raise rates, causing short-term rates to rise faster than long-term rates, we would expect long-term bonds to outperform other maturities, as they typically do in such an environment. By holding long-term bonds and balancing them with extremely short-term securities, including cash equivalents, we are attempting to position the fund to benefit from price appreciation while seeking to manage the greater inherent volatility of long-term bonds. Our goal, regardless, is to keep the portfolio's overall duration (or interest-rate sensitivity) in the intermediate range of three to five years.

Second, Ginnie Maes and other mortgage-backed bonds have outperformed Treasuries over the past several months, and we believe the current environment is still favorable for mortgage-backed securities. Not only do they currently offer more attractive yields than Treasuries, but also the risk of prepayment, which reduces their appreciation potential in declining-rate environments, lessens as interest rates rise. In short, mortgage securities represent a defensive holding during periods of rising interest rates.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam U.S. Government Income Trust is designed for investors seeking current income consistent with capital preservation. The fund primarily invests in securities backed by the full faith and credit of the United States government and in repurchase agreements and forward commitments with respect to these securities.

TOTAL RETURN FOR PERIODS ENDED 3/31/97

                               Class A         Class B          Class M
 inception                     (2/8/84)        (4/27/92)        (2/6/95)
                              NAV     POP     NAV    CDSC     NAV       POP
------------------------------------------------------------------------------
 6 months                     3.03%  -1.87%   2.65%  -2.34%   2.90%   -0.41%
------------------------------------------------------------------------------
 1 year                       5.15    0.14    4.37   -0.56    4.89     1.48
------------------------------------------------------------------------------
 5 years                     33.31   26.98      --      --      --       --
 Annual average               5.92    4.89      --      --      --       --
------------------------------------------------------------------------------
 10 years                   101.98   92.42      --      --      --       --
 Annual average               7.28    6.76      --      --      --       --
------------------------------------------------------------------------------
 Life of class                  --      --   27.50   25.65   17.57    13.78
 Annual average                 --      --    5.05    4.74    7.82     6.19
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/97

                                       Lehman Bros.
                                      Mortgage-backed     Consumer
                                     Securities Index    Price Index
------------------------------------------------------------------------------
6 months                                  3.01%             1.39%
------------------------------------------------------------------------------
1 year                                    5.95              2.76
------------------------------------------------------------------------------
5 years                                  39.73             14.86
Annual average                            6.92              2.81
------------------------------------------------------------------------------
10 years                                127.13             42.73
Annual average                            8.55              3.62
------------------------------------------------------------------------------
Life of class B                          38.37             14.70
Annual average                            6.83              2.82
------------------------------------------------------------------------------
Life of class M                          20.63              6.45
Annual average                            9.06              2.95
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/97

                           Class A         Class B          Class M
------------------------------------------------------------------------------
Distributions (number)          6            6                 6
------------------------------------------------------------------------------
Income                       $0.402       $0.354             $0.386
------------------------------------------------------------------------------
  Total                      $0.402       $0.354             $0.386
------------------------------------------------------------------------------
Share value:             NAV     POP        NAV            NAV     POP
------------------------------------------------------------------------------
9/30/96               $12.63   $13.26     $12.59         $12.63  $13.05
------------------------------------------------------------------------------
3/31/97                12.61    13.24      12.57          12.61   13.03
------------------------------------------------------------------------------
Current return (end
of period)
------------------------------------------------------------------------------
Current dividend
rate1                   6.38%    6.07%      5.73%          6.19%   5.99%
------------------------------------------------------------------------------
Current 30-day
SEC yield2              6.58     6.26       5.78           6.33    6.12
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Mortgage-backed Securities Index is an unmanaged list of GNMA bonds. This index assumes reinvestment of all distributions and interest payments, does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGERS]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGERS] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.





Portfolio of investments owned
March 31, 1997 (Unaudited)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (99.0%)*
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates  (81.2%)
------------------------------------------------------------------------------------------------------------
                 Government National Mortgage Association
      $ 157,001    16s, with due dates from October 15, 2011 to
                   November 15, 2011                                                           $     193,408
        309,316    15s, with due dates from July 15, 2011 to
                   March 15, 2013                                                                    377,208
        238,277    14s, with due dates from July 15, 2014 to
                   January 20, 2015                                                                  285,490
      1,340,356    13 1/2s, with due dates from June 15, 2010 to
                   June 20, 2015                                                                   1,590,418
      1,278,454    13s, with due dates from November 15, 2010 to
                   October 20, 2015                                                                1,502,591
         11,431    12 3/4s, October 15, 2013                                                          13,375
        616,317    12 1/2s, with due dates from May 15, 2010 to
                   November 20, 2015                                                                 715,125
         29,340    12 1/4s, January 15, 2014                                                          33,962
        602,777    12s, with due dates from April 20, 2014 to
                   March 20, 2016                                                                    695,833
      3,628,105    11 1/2s, with due dates from April 15, 2010 to
                   November 15, 2019                                                               4,116,181
      3,448,637    11s, with due dates from November 20, 2013 to
                   June 20, 2019                                                                   3,879,715
         64,984    11s, Midgets, with due dates from July 15, 2000 to
                   July 15, 2000                                                                      68,964
        206,741    10 7/8s, February 15, 2010                                                        227,173
     30,473,739    10 1/2s, with due dates from April 15, 2010 to
                   November 15, 2021                                                              33,495,063
      1,396,676    10s, with due dates from October 15, 2009 to
                   January 20, 2021                                                                1,514,005
    114,594,559    9 1/2s, with due dates from June 15, 2009 to
                   April 15, 2023                                                                123,323,362
    143,813,249    9s, with due dates from November 15, 2004 to
                   January 15, 2025                                                              151,806,997
      2,461,506    9s, Project Loans, June 15,2021                                                 2,563,043
      4,916,603    8.58s, July 15, 2024                                                            4,855,146
    320,932,597    8 1/2s, with due dates from August 15, 2004 to
                   March 15, 2027                                                                331,914,100
     16,760,772    8 1/2s, Midgets, with due dates from May 15, 2001
                   to January 15, 2008                                                            17,410,337
    700,160,722    8s, with due dates from January 15, 2001 to
                   September 15, 2026                                                            708,084,444
     55,469,096    8s, Midgets, with due dates from
                   November 15, 2001 to November 15, 2009                                         56,717,214
    801,178,773    7 1/2s, with due dates from March 15, 2001 to
                   September 15, 2026                                                            789,121,515
    655,854,182    7s, with due dates from March 15, 2022 to
                   January 15, 2027                                                              628,343,015
         48,913    7s, Midgets, November 15, 2007                                                     46,942
     62,502,697    6 1/2s, with due dates from May 15, 2023 to
                   October 15, 2025                                                               57,989,443
         98,761    5 1/2s, May 15, 2017                                                              101,076
                 Government National Mortgage Association
                 Graduated Payment Mortgages
         78,252    15s with due dates from May 15, 2012 to
                   September 15, 2012                                                                 94,276
         49,304    13 3/4s with due dates from September 20, 2014 to
                   November 20, 2014                                                                  57,687
        195,463    13 1/2s with due dates from June 15, 2010 to
                   November 15, 2012                                                                 229,674
        215,000    13 1/4s with due dates from October 15, 2014 to
                   January 20, 2015                                                                  250,691
         54,333    13s with due dates from November 15, 2010 to
                   December 15, 2010                                                                  63,706
      1,120,407    12 3/4s with due dates from October 15, 2013 to
                   July 20, 2015                                                                   1,309,567
        273,989    12 1/2s with due dates from May 15, 2010 to
                   January 20, 2014                                                                  316,549
      1,059,185    12 1/4s with due dates from August 15, 2013 to
                   July 15,2015                                                                    1,224,584
      1,888,272    11 1/4s with due dates from June 15, 2013 to
                   January 15, 2016                                                                2,114,281
        236,036    10 3/4s with due dates from January 15, 2015 to
                   February 15, 2016                                                                 262,740
        509,280    10 1/4s with due dates from March 15, 2016 to
                   December 15, 2020                                                                 557,373
      1,597,674    10s with due dates from October 15, 2009 to
                   May 15, 2010                                                                    1,765,925
      1,758,302    9 1/4s with due dates from April 15, 2016 to
                   November 15, 2019                                                               1,847,313
                                                                                              --------------
                                                                                               2,931,079,511

U.S. Treasury Obligations  (17.8%)
------------------------------------------------------------------------------------------------------------
    200,000,000  U.S. Treasury Bonds 6 5/8s, February 15, 2027                                   188,188,000
                 U.S. Treasury Notes
     50,000,000    9 1/8s, May 15, 1999                                                           52,562,500
    120,000,000    7 1/2s, May 15, 2002                                                          123,712,800
     80,000,000    6s, September 30, 1998                                                         79,649,600
    100,000,000    5 5/8s, November 30, 1998                                                      98,844,000
    100,000,000    5 3/8s, November 30, 1997                                                      99,641,000
                                                                                              --------------
                                                                                                 642,597,900
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $3,609,969,179)                                                     $ 3,573,677,411

SHORT-TERM INVESTMENTS  (0.5%) * (cost $19,542,528)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $19,539,000   Interest in $800,000,000 joint repurchase agreement
                   dated March 31, 1997 with Goldman, Sachs & Co.
                   due April 1, 1997 with respect to U.S. Treasury
                   obligations -- maturity value of $19,543,229
                   for an effective yield of 6.5%                                             $   19,542,528
------------------------------------------------------------------------------------------------------------
                 Total Investments  (cost $3,629,511,707) ***                                 $3,593,219,939
------------------------------------------------------------------------------------------------------------

   * Percentages indicated are based on net assets of $3,609,262,575.

 *** The aggregate identified cost on a tax basis is $3,646,187,165, resulting in gross unrealized appreciation and depreciation of $21,192,154 and $74,159,380, respectively, or net unrealized depreciation of $52,967,226.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,629,511,707) (Note 1)                                            $3,593,219,939
---------------------------------------------------------------------------------------------------
Cash                                                                                         11,376
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           29,580,423
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    4,862,892
---------------------------------------------------------------------------------------------------
Total assets                                                                          3,627,674,630

Liabilities
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               10,146,688
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              3,910,762
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                1,278,186
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               33,871
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  9,321
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    2,608,965
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      424,262
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        18,412,055
---------------------------------------------------------------------------------------------------
Net assets                                                                           $3,609,262,575

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       3,998,257,921
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              4,614,412
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                   (357,317,990)
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                              (36,291,768)
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $3,609,262,575

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,244,584,734 divided by 177,966,938 shares)                                               $12.61
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.61)*                                      $13.24
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,351,670,085 divided by 107,506,869 shares)**                                             $12.57
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,802,267 divided by 618,949 shares)                                                       $12.61
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.61)*                                      $13.03
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($5,205,489 divided by 412,687 shares)                                                       $12.61
---------------------------------------------------------------------------------------------------

*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31,1997 (Unaudited)

Interest income:                                                                      $140,979,623
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         8,023,369
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           3,159,355
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          80,283
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            18,041
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    2,961,381
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    7,107,156
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       16,020
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    126,005
--------------------------------------------------------------------------------------------------
Registration fees                                                                              100
--------------------------------------------------------------------------------------------------
Auditing                                                                                    63,969
--------------------------------------------------------------------------------------------------
Legal                                                                                       17,094
--------------------------------------------------------------------------------------------------
Postage                                                                                    123,820
--------------------------------------------------------------------------------------------------
Other                                                                                      179,117
--------------------------------------------------------------------------------------------------
Total expenses                                                                          21,875,710
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (449,885)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            21,425,825
--------------------------------------------------------------------------------------------------
Net investment income                                                                  119,553,798
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        13,607,638
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investment during the period                            (19,377,573)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (5,769,935)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $113,783,863
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           March 31       September 30
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------

Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  119,553,798     $  270,152,118
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  13,607,638        (26,992,361)
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                              (19,377,573)       (72,048,992)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    113,783,863        171,110,765
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                                               (74,993,633)      (172,223,146)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                               (39,642,777)       (89,029,511)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                  (194,615)          (281,755)
----------------------------------------------------------------------------------------------------------------------
  Class Y                                                                                  (108,361)          (849,623)
----------------------------------------------------------------------------------------------------------------------
From return of capital
  Class A                                                                                        --        (10,073,580)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                        --         (5,207,464)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                        --            (16,480)
----------------------------------------------------------------------------------------------------------------------
  Class Y                                                                                        --            (49,694)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                      (308,111,317)      (567,593,809)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                           (309,266,840)      (674,214,297)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   3,918,529,415      4,592,743,712
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $4,614,412 and $--, respectively                                            3,609,262,575      3,918,529,415
----------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                    Year ended September 30
-------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $12.63           $12.95           $12.37           $13.63           $13.96           $13.89
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                .42              .84 (c)          .88              .69             1.10             1.19
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.04)            (.30)             .61            (1.00)            (.36)             .12
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .38              .54             1.49             (.31)             .74             1.31
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.40)            (.81)            (.83)            (.74)           (1.07)           (1.21)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.03)
-------------------------------------------------------------------------------------------------------------------------------
From return of capital                --             (.05)            (.08)            (.21)              --               --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.40)            (.86)            (.91)            (.95)           (1.07)           (1.24)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $12.61           $12.63           $12.95           $12.37           $13.63           $13.96
-------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           3.03 *           4.32            12.62            (2.35)            5.55             9.92
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $2,244,585       $2,450,376       $2,903,016       $3,213,428       $4,797,481       $4,465,162
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .43 *            .88              .90              .85              .88             1.01
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.26 *           6.55             7.09             7.31             7.92             8.44
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             52.90 *         138.97           195.45           209.00           295.88           293.36
-------------------------------------------------------------------------------------------------------------------------------
  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                                                       For the period
Per-share                       March 31                                                                       April 27, 1992+
operating performance         (Unaudited)                           Year ended September 30                   to September 30
---------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $12.59           $12.91           $12.33           $13.60           $13.93           $13.64
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                .37              .74 (c)          .79              .64             1.00              .48 (c)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.04)            (.30)             .61            (1.05)            (.35)             .28
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .33              .44             1.40             (.41)             .65              .76
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.35)            (.72)            (.75)            (.67)            (.98)            (.47)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                --             (.04)            (.07)            (.19)              --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.35)            (.76)            (.82)            (.86)            (.98)            (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $12.57           $12.59           $12.91           $12.33           $13.60           $13.93
---------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.65 *           3.52            11.82            (3.16)            4.85             5.67 *
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,351,670       $1,458,848       $1,643,923       $1,752,887       $2,232,219         $660,515
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .81 *           1.63             1.65             1.60             1.61              .77 *
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.90 *           5.80             6.33             6.55             7.11             3.10 *
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             52.90 *         138.97           195.45           209.00           295.88           293.36
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------
                                         Six months
                                              ended                    For the period
Per-share                                  March 31       Year ended     Feb. 6, 1995+
operating performance                    (Unaudited)        Sept. 30      to Sept. 30
--------------------------------------------------------------------------------------------
                                               1997             1996             1995
--------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $12.63           $12.96           $12.29
--------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------
Net investment income                           .39              .82 (c)          .61
--------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     (.02)            (.32)             .66
--------------------------------------------------------------------------------------------
Total from
investment operations                           .37              .50             1.27
--------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------
From net
investment income                              (.39)            (.78)            (.55)
--------------------------------------------------------------------------------------------
From net realized gain
on investments                                   --               --               --
--------------------------------------------------------------------------------------------
From return of capital                           --             (.05)            (.05)
--------------------------------------------------------------------------------------------
Total distributions                            (.39)            (.83)            (.60)
--------------------------------------------------------------------------------------------
Net asset value,
end of period                                $12.61           $12.63           $12.96
--------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                      2.90 *           3.99            10.54 *
--------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $7,802           $6,116           $2,609
--------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                       .56 *           1.14              .79 *
--------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                      3.17 *           6.37             4.14 *
--------------------------------------------------------------------------------------------
Portfolio turnover (%)                        52.90 *         138.97           195.45
--------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------
                                           Six months
                                                ended                                     For the period
Per-share                                    March 31                                      Apr. 11, 1994+
operating performance                      (Unaudited)          Year ended September 30      to Sept. 30
---------------------------------------------------------------------------------------------------------------
                                                 1997             1996             1995             1994
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $12.63           $12.98           $12.38           $12.68
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                             .40 (c)          .88 (c)          .90              .39
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         --             (.34)             .64             (.30)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                             .40              .54             1.54              .09
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                                (.42)            (.84)            (.86)            (.30)
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------
From return of capital                             --             (.05)            (.08)            (.09)
---------------------------------------------------------------------------------------------------------------
Total distributions                              (.42)            (.89)            (.94)            (.39)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $12.61           $12.63           $12.98           $12.38
---------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                        3.16 *           4.34           13 .07              .11 *
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $5,205           $3,190          $43,196          $19,337
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         .31 *            .62              .65              .29 *
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        3.40 *           6.51             7.16             3.63 *
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          52.90 *         138.97           195.45           209.00
---------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
March 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam U.S. Government Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund's investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing exclusively in securities backed by the full faith and credit of the United States and in repurchase agreements and forward commitments with respect to those securities.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently, followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $328,920,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

     Loss Carryover      Expiration
      -------------  ------------------
      $  1,686,000   September 30, 1999

         9,297,000   September 30, 2002

       266,054,000   September 30, 2003

        51,883,000   September 30, 2004

F) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million, and 0.38% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1997, fund expenses were reduced by $449,885 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $3,340 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $118,639 and $1,513 from the sale of class A and class M shares, respectively and $1,727,878 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $4,772 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1997, purchases and sales of U.S. government and agency obligations other than short-term investments aggregated $2,005,317,385 and $2,298,473,131, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Six months ended
                                        March 31, 1997
------------------------------------------------------------
Class A                            Shares           Amount
------------------------------------------------------------
Shares sold                      10,240,166     $131,033,961
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,665,074       46,794,987
------------------------------------------------------------
                                 13,905,240      177,828,948

Shares
repurchased                     (29,938,780)    (383,113,629)
------------------------------------------------------------
Net decrease                    (16,033,540)   $(205,284,681)
------------------------------------------------------------

                                         Year ended
                                     September 30, 1996
------------------------------------------------------------
Class A                            Shares           Amount
------------------------------------------------------------
Shares sold                      19,366,419     $247,688,012
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     8,731,954      111,274,606
------------------------------------------------------------
                                 28,098,373      358,962,618

Shares
repurchased                     (58,277,141)    (744,377,165)
------------------------------------------------------------
Net decrease                    (30,178,768)   $(385,414,547)
------------------------------------------------------------

                                       Six months ended
                                        March 31, 1997
------------------------------------------------------------
Class B                            Shares           Amount
------------------------------------------------------------
Shares sold                       5,213,777      $66,542,642
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,023,349       25,763,018
------------------------------------------------------------
                                  7,237,126       92,305,660

Shares
repurchased                     (15,588,276)    (198,879,157)
------------------------------------------------------------
Net decrease                     (8,351,150)   $(106,573,497)
------------------------------------------------------------

                                        Year ended
                                      September 30, 1996
------------------------------------------------------------
Class B                            Shares           Amount
------------------------------------------------------------
Shares sold                      15,353,056     $196,512,877
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,731,254       60,119,880
------------------------------------------------------------
                                 20,084,310      256,632,757

Shares
repurchased                     (31,581,307)    (401,947,885)
------------------------------------------------------------
Net decrease                    (11,496,997)   $(145,315,128)
------------------------------------------------------------

                                        Six months ended
                                         March 31, 1997
------------------------------------------------------------
Class M                             Shares           Amount
------------------------------------------------------------
Shares sold                         249,760        $3,199,869
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        12,561          160,401
------------------------------------------------------------
                                    262,321        3,360,270

Shares
repurchased                        (127,646)      (1,637,033)
------------------------------------------------------------
Net increase                        134,675       $1,723,237
------------------------------------------------------------

                                          Year ended
                                      September 30, 1996
------------------------------------------------------------
Class M                             Shares           Amount
------------------------------------------------------------
Shares sold                         490,209       $6,293,248
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        19,052          241,581
------------------------------------------------------------
                                    509,261        6,534,829

Shares
repurchased                        (226,315)      (2,884,026)
------------------------------------------------------------
Net increase                        282,946       $3,650,803
------------------------------------------------------------

                                        Six months ended
                                         March 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                         182,063       $2,303,038
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         8,487          108,361
------------------------------------------------------------
                                    190,550        2,411,399

Shares
repurchased                         (30,346)        (387,775)
------------------------------------------------------------
Net increase                        160,204       $2,023,624
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                         235,622       $3,051,374
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        69,593          899,319
------------------------------------------------------------
                                    305,215        3,950,693

Shares
repurchased                      (3,380,789)     (44,465,630)
------------------------------------------------------------
Net decrease                     (3,075,574)    $(40,514,937)
------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary Coburn
Vice President

William J. Curtin
Vice President

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam U.S. Government Income Trust Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[PUTNAM LOGO OMITTED]

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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32902 032/885/689/527   5/97



PUTNAM INVESTMENTS                                                 [LOGO]
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Putnam U.S. Government Income Trust
Supplement to the Semiannual Report dated March 31, 1997

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the semiannual report.

FISCAL 1997 SEMIANNUAL RESULTS AT A GLANCE
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Total return:                                     NAV

6 months ended 3/31/97                             3.16%
Life of class (since 4/11/94 inception date)      22.61
Annual average                                     7.10
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Share value:                                      NAV

4/11/9X (Inception date)                         $12.68
9/30/96                                           12.63
3/31/97                                           12.61
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Distributions:                         No.     Income          Total
                                       6       $0.419          $0.419
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Current return (end of period)       Total

Current dividend rate1               6.57%
Current 30-day SEC yield2            6.84

1Income portion of most recent distribution, annualized and divided by NAV at end of period.

2Based on investment income only, calculated using SEC guidelines.
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Please note that past performance does not indicate future results.
Investment returns and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.